                                                                       Exhibit L

                             JOINT FILING AGREEMENT

             The undersigned hereby agree to the joint filing of the Schedule 13D amended by the Amendment No. 1 to which this agreement is attached and to the joint filing of all amendments thereto.

             This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when each of the parties designated as signatories shall have executed one counterpart.

Dated:   March 10, 1995

                 *                                The Diggs Family Foundation
      -------------------------
      Nancy B. Diggs

                                              By:             *
                                                  -------------------------
                                                  Matthew O. Diggs, Jr.
      EJJM                                        Director

  By:            *                                            *
      -------------------------                   -------------------------
      Matthew O. Diggs, Jr.                       Matthew O. Diggs, Jr.

 *By: /s/ Matthew O. Diggs, Jr.
      -------------------------
      Matthew O. Diggs, Jr.
      Attorney-in-Fact

                 **
      -------------------------                   Onex Corporation
      Gerald W. Schwartz

                                              By:            **
                                                  -------------------------
                                                  Ewout R. Heersink
      Onex Capital Corporation                    Vice-President

  By:            **
      -------------------------                   Oncap Holding Corporation
      Ewout R. Heersink
      Vice-President

                                              By:            **
                                                  -------------------------
                                                  Ewout R. Heersink
                                                  Vice-President

     OMI Quebec Inc.                            Onex DHC LLC

 By:           **                           By:            **
     -----------------------                    ----------------------
     Ewout R. Heersink                          Donald F. West
     Vice-President                             Representative

               **                         **By: /s/ Ewout R. Heersink
     -----------------------                    ----------------------
     Timothy C. Collins                         Ewout R. Heersink
                                                Attorney-in-Fact

              ***                                         ***
     -----------------------                    ----------------------
     Charles R. McCollom                        Graham E. Tillotson

     /s/ W. Joseph Manifold                     John A. Tilmann Trust
     -----------------------                    dated July 23, 1993
     W. Joseph Manifold

                                            By:           ***
                                                ----------------------
     Anita J. Moffatt Trust                     John A. Tilmann
     -----------------------                    Trustee
     u/a dated July 23, 1993

 By:          ***
     -----------------------                              ***
     Anita J. Moffatt                           ----------------------
     Trustee                                    John A. Tilmann

              ***                                         ***
     -----------------------                    ----------------------
     Anita J. Moffatt                           Ronald A. Anderson

              ***                                         ***
     -----------------------                    ----------------------
     Remo Panella                               Kevin E. McCrone

              ***                                         ***
     -----------------------                    ----------------------
     Teddy F. Reed                              Michael P. McCrone

              ***                        ***By: /s/ W. Joseph Manifold
     -----------------------                    ----------------------
     Robert L. Schafer                          W. Joseph Manifold
                                                Attorney-in-Fact

    Pacific Mutual Life                           Pacific Mutual Life
    Insurance Company                             Insurance Company

By: /s/ Peter S. Fiek                         By: /s/ Audrey L. Milfs
    -------------------------------               -----------------------
    Name:  Peter S. Fiek                          Name:  Audrey L. Milfs
    Title: Assistant Vice President               Title: Vice President &
                                                         Secretary


    PM Group Life                                 PM Group Life
    Insurance Company                             Insurance Company

By: /s/ Khanh T. Tran                         By: /s/ Audrey L. Milfs
    -------------------------------               -----------------------
    Name:  Khanh T. Tran                          Name:  Audrey L. Milfs
    Title: Treasurer                              Title: Secretary


    Pacific Mutual                                Pacific Mutual
    Charitable Foundation                         Charitable Foundation

By: /s/ Edward R. Byrd                        By: /s/ Audrey L. Milfs
    -------------------------------               -----------------------
    Name:  Edward R. Byrd                         Name:  Audrey L. Milfs
    Title: Chief Financial Officer                Title: Secretary

           ****                                          ****
- --------------------------                   ---------------------------
Graham F. Cook                               Jane E. Cook


           ****                              G.F. Cook & J.E. Cook
- --------------------------                     (A/c SEC) Trust
Catherine J. Cook

                                             By:          ****
                                                 -----------------------
G.F. Cook & J.E. Cook                            Name:
  (A/c AJC) Trust                                Title:

By:          ****
    ----------------------
    Name:
    Title:

           ****                                          ****
- --------------------------                   ---------------------------
Michael J. de St. Paer                       Paul L. de St. Paer

           ****                                          ****
- --------------------------                   ---------------------------
Wendy M. de St. Paer                         M. Anne de St. Paer

           ****                                          ****
- --------------------------                   ---------------------------
Christopher R.L. Wheeler                     Maureen J. Wheeler

           ****                                          ****
- --------------------------                   ---------------------------
Jonathan R. Wheeler                          Josephine V. Wheeler

           ****                                          ****
- --------------------------                   ---------------------------
John Rushton                                 Margaret L. Rushton


J. Rushton & M.L. Rushton
  (A/c JGR) Trust


By:         ****                             ****By: /s/ Graham F. Cook
    ----------------------                           -------------------
    Name:                                            Graham F. Cook
    Title:                                           Attorney-in-Fact